                                                                    EXHIBIT 99.5

                         UNITED STATES BANKRUPTCY COURT
                            DISTRICT OF MASSACHUSETTS
                                EASTERN DIVISION

IN RE: M4 ENVIRONMENTAL MANAGEMENT, INC.                  CASE NO.: 97-21388-CJK
         DEBTOR                                           JUDGE: CAROL J. KENNER

                                                                      CHAPTER 11

MONTHLY OPERATING REPORT FOR MONTH ENDING: 4/30/98

COMES NOW, M4 ENVIRONMENTAL MANAGEMENT, INC. , Debtor in Possession, and hereby its Monthly Operating Report for the period commencing 4/1/98 and ending 4/30/98 as shown by the report and exhibits consisting of 10 pages and containing the following, as indicated:

         X       Monthly Reporting Questionnaire (Attachment 1)
       -----
         X       Comparative Balance Sheets (Forms OPR-1 and OPR-2)
       -----
         X       Summary of Accounts Receivable (Form OPR-3)
       -----
         X       Schedule of Post-Petition Liabilities (Form OPR-4)
       -----
         X       Income Statement (Form OPR-5)
       -----
         X       Statement of Sources and Uses of Cash (Form OPR-6)
       -----

I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.

Date: 5/19/98              DEBTOR-IN-POSSESSION
                           By:               /s/ F. Gordon Bitter
                                             --------------------------------
                           Name & Title:     F. Gordon Bitter, Vice President
                                             M4 Environmental Management, Inc.
                                             421 Currant Road
                                             Fall River, MA  02720
                                             Telephone:    508-324-6497

                         UNITED STATES BANKRUPTCY COURT
                       EASTERN DISTRICT OF MASSACHUSETTS

IN RE: M4 ENVIRONMENTAL MANAGEMENT, INC.                  CASE NO.: 97-21388-CJK
         DEBTOR                                           JUDGE: CAROL J. KENNER

                                                                      CHAPTER 11

                      NOTE TO THE MONTHLY OPERATING REPORT:

Consistent with the Debtor's historical accounting practices, this operating report accounts for all cash transfers among the Debtor and its affiliates and allocates some, but not all, of the expenses borne by one affiliate for the benefit of another or the others. In the absence of a decision for substantive consolidation, the Debtor will develop an appropriate allocation of expenses among the affiliated entities.

                                                                      FORM OPR-1

                           COMPARATIVE BALANCE SHEETS

CASE NAME: M4 ENVIRONMENTAL MANAGEMENT, INC.
CASE NUMBER: 97-21388-CJK

                                                            MONTH ENDED: 4/30/98

                                               FILING    MONTH      MONTH     MONTH     MONTH    MONTH     MONTH     MONTH
                                                DATE     ENDED      ENDED     ENDED     ENDED    ENDED     ENDED     ENDED
                                               12/3/97  12/31/97   1/31/98   2/28/98   3/31/98  4/30/98
                                              --------  --------  --------  --------  --------  --------  --------  --------
ASSETS

CURRENT ASSETS

Cash
Other negotiable instruments (i.e.  CD's,
             Treasury Bills, Etc.)
Accounts Receivable-Trade, Net (OPR-3)
Less:   allowance for doubtful accounts
Accounts Receivable-Other
Inventory, at cost
Prepaid expenses
Deposits
Other:
 Stock & interests in:
 M4 Environmental, LP (1% ownership,           Unknown   Unknown   Unknown  Unknown    Unknown   Unknown
   99% owned by MMT Federal Holdings, Inc.)
                                              --------  --------  --------  --------  --------  --------  --------  --------
TOTAL CURRENT ASSETS                                 0         0         0         0         0         0         0         0
                                              --------  --------  --------  --------  --------  --------  --------  --------
PROPERTY, PLANT AND EQUIPMENT, AT COST
Less:  Accumulated Depreciation
                                              --------  --------  --------  --------  --------  --------  --------  --------
NET PROPERTY, PLANT AND EQUIPMENT                    0         0         0         0         0         0         0         0
                                              --------  --------  --------  --------  --------  --------  --------  --------
OTHER ASSETS (ITEMIZED IF VALUE EXCEEDS
             10% OF "TOTAL ASSETS")
             Intangible Assets                                                                         0
             Less:  Accumulated Amortization
                                              --------  --------  --------  --------  --------  --------  --------  --------
TOTAL OTHER ASSETS                                   0         0         0         0         0         0         0         0
                                              --------  --------  --------  --------  --------  --------  --------  --------
TOTAL ASSETS                                         0         0         0         0         0         0         0         0
                                              ========  ========  ========  ========  ========  ========  ========  ========

                                                                      FORM OPR-2

                           COMPARATIVE BALANCE SHEETS

CASE NAME: M4 ENVIRONMENTAL MANAGEMENT, INC.
CASE NUMBER: 97-21388-CJK

                                                            MONTH ENDED: 4/30/98

                                                          FILING    MONTH    MONTH    MONTH    MONTH    MONTH    MONTH    MONTH
                                                           DATE     ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED
                                                          12/3/97  12/31/97 1/31/98  2/28/98  3/31/98  4/30/98
                                                          -------  -------  -------  -------  -------  -------  -------  -------
LIABILITIES

POST PETITION LIABILITIES

Secured Debt (See Form OPR-4)
 Unsecured Debt-Intercompany Obligations due to cash
             transfers in Post Petition Operations
Unsecured Debt-Obligations incurred in Post Petition
             Operations (See Form OPR-4)
                                                          -------  -------  -------  -------  -------  -------  -------  -------
TOTAL POST PETITION LIABILITIES                                 0        0        0        0        0        0        0        0

PRE PETITION INTERCOMPANY LIABILITIES
DEFERRED REVENUE/DEFERRED INCOME
TOTAL OTHER PRE PETITION LIABILITIES
                                                          -------  -------  -------  -------  -------  -------  -------  -------
TOTAL LIABILITIES                                               0        0        0        0        0        0        0        0
                                                          -------  -------  -------  -------  -------  -------  -------  -------
SHAREHOLDERS' EQUITY (DEFICIT)

Preferred Stock
Common Stock                                                  Nil      Nil      Nil      Nil      Nil      Nil
Paid in Capital
Valuation Allowance
Dividends Paid
Treasury Stock
Deferred Compensation
Retained Earnings
             Through Filing Date
             Post Filing Date
                                                          -------  -------  -------  -------  -------  -------  -------  -------
TOTAL SHAREHOLDERS' EQUITY (DEFICIT)                            0        0        0        0        0        0        0        0
                                                          -------  -------  -------  -------  -------  -------  -------  -------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                      0        0        0        0        0        0        0        0
                                                          =======  =======  =======  =======  =======  =======  =======  =======

                                                                      FORM OPR-3

                         SUMMARY OF ACCOUNTS RECEIVABLE

CASE NAME: M4 ENVIRONMENTAL MANAGEMENT, INC.
CASE NUMBER: 97-21388-CJK

                                                            MONTH ENDED: 4/30/98

                                                                     0-30     31-60     61-90     OVER
                                                          TOTAL      DAYS      DAYS      DAYS    90 DAYS
                                                         --------  --------  --------  --------  --------
DATE OF FILING: 12/3/97                                         0
                Allowance for doubtful accounts                 0
                                                         --------  --------  --------  --------  --------
                                                                0         0         0         0         0
                                                         ========  ========  ========  ========  ========
MONTH: 12/31/97
       Allowance for doubtful accounts                          0
                                                         --------  --------  --------  --------  --------
                                                                0         0         0         0         0
                                                         ========  ========  ========  ========  ========
MONTH: 1/31/98                                                  0
       Allowance for doubtful accounts                          0
                                                         --------  --------  --------  --------  --------
                                                                0         0         0         0         0
                                                         ========  ========  ========  ========  ========
MONTH: 2/28/98                                                  0
       Allowance for doubtful accounts                          0
                                                         --------  --------  --------  --------  --------
                                                                0         0         0         0         0
                                                         ========  ========  ========  ========  ========
MONTH: 3/31/98                                                  0
       Allowance for doubtful accounts                          0
                                                         --------  --------  --------  --------  --------
                                                                0         0         0         0         0
                                                         ========  ========  ========  ========  ========
MONTH: 4/30/98                                                  0
                                                                0
                                                         --------  --------  --------  --------  --------
                                                                0         0         0         0         0
                                                         ========  ========  ========  ========  ========
MONTH:
       Allowance for doubtful accounts
                                                         --------  --------  --------  --------  --------
                                                                0         0         0         0         0
                                                         ========  ========  ========  ========  ========

                                                                      FORM OPR-4

                     SCHEDULE OF POST PETITION LIABILITIES

CASE NAME: M4 ENVIRONMENTAL MANAGEMENT, INC.
CASE NUMBER: 97-21388-CJK

                                                            MONTH ENDED: 4/30/98

                                                                 DATE      DATE     TOTAL      0-30      31-60     61-90      OVER
                                                               INCURRED    DUE       DUE       DAYS       DAYS     DAYS     90 DAYS
                                                               --------  --------  --------  --------  --------  --------  ---------
TAXES PAYABLE
            Federal Income Taxes                                                       NONE
            FICA-Employer's Share                                                      NONE
            FICA-Employee's Share                                                      NONE
            Unemployment Tax                                                           NONE
            State Sales & Use Tax                                                      NONE
            State __________ Tax                                                       NONE
            Personal Property Tax                                                      NONE
                                                                                   --------  --------  --------  --------  --------
TOTAL TAXES PAYABLE                                                                       0         0         0         0         0
                                                                                   --------  --------  --------  --------  --------
POST PETITION SECURED DEBT
DIP FINANCING

ACCRUED INTEREST PAYABLE
                                                                                   --------  --------  --------  --------  --------
TOTAL POST PETITION SECURED DEBT                                                          0         0         0         0         0
                                                                                   --------  --------  --------  --------  --------
POST PETITION UNSECURED DEBT
TRADE ACCOUNTS PAYABLE & OTHER:
            Trade Accounts Payable (see attached schedules)
            Payroll withholdings
            Accrued Payroll
            Accrued expenses
                                                                                   --------  --------  --------  --------  --------
TOTAL TRADE ACCOUNTS PAYABLE & OTHER                                                      0         0         0         0         0
                                                                                   --------  --------  --------  --------  --------
TOTAL ALL POST PETITION LIABILITIES                                                       0         0         0         0         0
                                                                                   ========  ========  ========  ========  ========

                                                                      FORM OPR-5

                                INCOME STATEMENT

CASE NAME: M4 ENVIRONMENTAL MANAGEMENT, INC.
CASE NUMBER: 97-21388-CJK

                                                            MONTH ENDED: 4/30/98

                                                               PRE      POST       MONTH     MONTH     MONTH    MONTH     MONTH
                                                             PETITION  PETITION    ENDED     ENDED     ENDED    ENDED     ENDED
                                                             12/3/97   12/31/97   1/31/98   2/28/98   3/31/98  4/30/98
                                                             --------  --------  --------  --------  --------  --------  --------
NET REVENUE (INCOME)
                                                             --------  --------  --------  --------  --------  --------  --------
COST OF GOODS SOLD
         Salaries & wages
         Less: Salaries & wages capitalized in fixed assets
         Benefits
         Bad debt expense
         Cost of goods sold
         Decontamination & disposal
         Disposal costs-secondary wastes
         Financing costs
         Insurance
         Legal services
         Materials
         Office expense & supplies
         Other
         Outside services
         Professional services
         Rent-equipment
         Rent-office/buildings
         Supplies-processing
         Taxes
         Telephone
         Transportation
         Travel & entertainment
         Utilities
                                                             --------  --------  --------  --------  --------  --------  --------
TOTAL COST OF GOODS SOLD                                            0         0         0         0         0         0         0
                                                             --------  --------  --------  --------  --------  --------  --------
INCOME BEFORE INTEREST, DEPRECIATION,
            TAXES, OR EXTRAORDINARY EXPENSES                        0         0         0         0         0         0         0
                                                             --------  --------  --------  --------  --------  --------  --------
INTEREST EXPENSE
DEPRECIATION AND AMORTIZATION
INCOME TAX EXPENSE (BENEFIT)
REORGANIZATION EXPENSE
OTHER (INCOME) EXPENSE
(GAIN) LOSS ON SALE OF ASSETS
                                                             --------  --------  --------  --------  --------  --------  --------
NET INCOME (LOSS)                                                NONE      NONE      NONE      NONE      NONE      NONE         0
                                                             ========  ========  ========  ========  ========  ========  ========

                                                                MONTH     MONTH
                                                                ENDED     ENDED

                                                              --------  --------
NET REVENUE (INCOME)
                                                              --------  --------
COST OF GOODS SOLD
         Salaries & wages
         Less: Salaries & wages capitalized in fixed assets
         Benefits
         Bad debt expense
         Cost of goods sold
         Decontamination & disposal
         Disposal costs-secondary wastes
         Financing costs
         Insurance
         Legal services
         Materials
         Office expense & supplies
         Other
         Outside services
         Professional services
         Rent-equipment
         Rent-office/buildings
         Supplies-processing
         Taxes
         Telephone
         Transportation
         Travel & entertainment
         Utilities
                                                              --------  --------
TOTAL COST OF GOODS SOLD                                             0         0
                                                              --------  --------
INCOME BEFORE INTEREST, DEPRECIATION,
            TAXES, OR EXTRAORDINARY EXPENSES                         0         0
                                                              --------  --------
INTEREST EXPENSE
DEPRECIATION AND AMORTIZATION
INCOME TAX EXPENSE (BENEFIT)
REORGANIZATION EXPENSE
OTHER (INCOME) EXPENSE
(GAIN) LOSS ON SALE OF ASSETS
                                                              --------  --------
NET INCOME (LOSS)                                                    0         0
                                                              ========  ========

                                                                      FORM OPR-6

                     STATEMENT OF SOURCES AND USES OF CASH

CASE NAME: M4 ENVIRONMENTAL MANAGEMENT, INC.
CASE NUMBER: 97-21388-CJK

                                                            MONTH ENDED: 4/30/98

                                                                                TOTAL    TOTAL    TOTAL    TOTAL
                                                             PRE        POST    MONTH    MONTH    MONTH    MONTH    MONTH    MONTH
                                                           PETITION   PETITION  ENDED    ENDED    ENDED    ENDED    ENDED    ENDED
                                                          12/1-12/2 12/3-12/31 12/31/97 1/31/98  2/28/98  3/31/98  4/30/98
                                                           -------    -------  -------  -------  -------  -------  -------  -------
CASH FLOWS-OPERATING ACTIVITIES:
Net Earnings (Loss)                                                      NONE     NONE     NONE     NONE     NONE     NONE
Adjustments to Reconcile Net Earnings to
Net Cash Provided (Used) by Operating Activities:
            Depreciation & Amortization                                     0        0        0        0        0        0
            Decrease (Increase)-Accounts Receivable                         0        0        0        0        0        0
            Decrease (Increase)-Inventories                                 0        0        0        0        0        0
            Decrease (Increase)-Prepaid Expenses                            0        0        0        0        0        0
            Decrease (Increase)-Other Assets                                0        0        0        0        0        0
            Increase (Decrease)-Pre Petition Liabilities                    0        0        0        0        0        0
            Increase (Decrease)-Post Petition Liabilities                   0        0        0        0        0        0
                                                           -------    -------  -------  -------  -------  -------  -------  -------
NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES                 0          0        0        0        0        0        0        0
                                                           -------    -------  -------  -------  -------  -------  -------  -------
CASH FLOWS USED IN INVESTING ACTIVITIES
            Capital Expenditures                                            0        0        0        0        0        0
            Sale of Net Fixed Assets
                                                           -------    -------  -------  -------  -------  -------  -------  -------
NET CASH PROVIDED (USED) IN INVESTING ACTIVITIES                 0          0        0        0        0        0        0        0
                                                           -------    -------  -------  -------  -------  -------  -------  -------
CASH FLOWS FROM FINANCING ACTIVITIES:
            Increase (Decrease)-Morgens Waterfall                           0        0        0        0        0        0
            Increase (Decrease)-Shareholder Valuations                      0        0        0        0        0        0
            Purchase of Treasury Stock-Preferred Shares
                                                           -------    -------  -------  -------  -------  -------  -------  -------
NET CASH PROVIDED (USED) IN FINANCING ACTIVITIES                 0          0        0        0        0        0        0        0
                                                           -------    -------  -------  -------  -------  -------  -------  -------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS             0          0        0        0        0        0        0        0
Cash and Cash Equivalents at Beginning of Period                            0        0        0        0        0        0        0
                                                           -------    -------  -------  -------  -------  -------  -------  -------
Cash and Cash Equivalents at End of Period                       0          0        0        0        0        0        0        0
                                                           =======    =======  =======  =======  =======  =======  =======  =======

                                                                    ATTACHMENT 1

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: M4 ENVIRONMENTAL MANAGEMENT, INC.
CASE NUMBER: 97-21388-CJK

                                                            MONTH ENDED: 4/30/98

                                                                          PAGE 1

1. PAYROLL

         State the amount of all executive wages paid and taxes withheld and paid.

         NAME AND TITLE OF            DATE      WAGES PAID       TAXES WITHHELD
         EXECUTIVE                    PAID     GROSS    NET      DUE      PAID
         -----------------          --------------------------------------------

         THE FOLLOWING OFFICERS OF THIS DEBTOR ARE EMPLOYEES AND OFFICERS OF MOLTEN METAL TECHNOLOGY, INC. ("MMT"). THESE OFFICERS DO NOT RECEIVE COMPENSATION FROM THIS DEBTOR, BUT ARE COMPENSATED MMT, WHICH HAS DISCLOSED SUCH COMPENSATION IN ITS MONTHLY OPERATING REPORT (CASE NUMBER 97-21385-CJK).

         F. Gordon Bitter, CEO & CFO, Director
         Ethan E. Jacks, VP, General Counsel, Secretary
         Elliot J. Mark, Assistant Secretary
         Charles W. Shaver, President & COO, Director
         Willis Wang, Assistant Secretary

                                            ------------------------------------
         TOTAL EXECUTIVE PAYROLL                   0      0        0         0
                                            ====================================

2. INSURANCE

         Is Workers' Compensation and other insurance in effect?        N/A
                                                                   -------------
         Are payments current?
                                                                   =============

         If any policy has lapsed, been replaced or renewed, state so in the schedule below. Attach a copy of the new policy's binder or coverage page.

                                                                                                                         DATE
                                                                COVERAGE       POLICY      EXPIRATION     PREMIUM      COVERAGE
TYPE                       CARRIER NAME                          AMOUNT        NUMBER         DATE        AMOUNT       PAID THRU
-----------------------------------------------------------------------------------------------------------------------------------


                  SEE ATTACHED INSURANCE EXPIRATION CERTIFICATE

                                                                    ATTACHMENT 1

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: M4 ENVIRONMENTAL MANAGEMENT, INC.
CASE NUMBER: 97-21388-CJK

                                                                          PAGE 2

3.  BANK ACCOUNTS

                                                                       TOTAL
                                                                   --------------
BANK NAME

ACCOUNT
NUMBER

BEGINNING BOOK BALANCE                                                         0

PLUS:       Deposits-Collections
            of A/R
            Other Receipts
            Loan Advances

LESS:       Disbursements
            Payroll
            Returned
            Checks
            Loan
            Repayments

OTHER:      Adjustments
            Transfers In
            (Out)
                                                                  --------------
ENDING BOOK BALANCE                                                            0
                                                                  ==============

4. POST PETITION PAYMENTS TO PROFESSIONALS AND ON PRE PETITION DEBTS

         List any post petition payments to
         professional and payments on
         Pre-petition debts in the
         schedule below.

         Payments To/On                        Amount       Date       Check #
         --------------------------          -----------------------------------
         PROFESSIONALS (ATTORNEYS,
         ACCOUNTANTS, ETC.):

                                                NONE
                                             ------------
                                                        0
                                             ============
         PRE-PETITION
         DEBTS

                                                NONE
                                             ------------
            TOTAL PAYMENTS OF                           0
            PRE-PETITION DEBTS
                                             ============

                         INSURANCE EXPIRATION STATEMENT

                                                                       EXHIBIT D

                                                      INSURANCE       COVERAGE       POLICY    EXPIRATION    PREMIUM      COVERAGE
CARRIER NAME AND ADDRESS              TYPE              AGENT          AMOUNT        NUMBER       DATE        AMOUNT     PAID THRU
------------------------------------------------------------------------------------------------------------------------------------
                SEE ATTACHED

         I declare under penalty of perjury that the information provided on the attachments hereto is true and correct to the best of my knowledge and belief.

         Date:    5/19/98
              -------------------

                                        Molten Metal Technology, Inc.

                                        By: /s/ F. Gordon Bitter
                                            -----------------------------------
                                              F. Gordon Bitter
                                              Chief Executive Officer

                                        MMT of Tennessee, Inc.

                                        By: /s/ F. Gordon Bitter
                                            -----------------------------------
                                              F. Gordon Bitter
                                              Vice President

                                        M4 Environmental, L.P..

                                        By:  /s/ F. Gordon Bitter
                                            -----------------------------------
                                              M4 Environmental Management, Inc.
                                              General Partner

                                        By: /s/ F. Gordon Bitter
                                            -----------------------------------
                                              F. Gordon Bitter
                                              Vice President

                                        MMT Federal Holdings, Inc.

                                        By: /s/ F. Gordon Bitter
                                            -----------------------------------
                                              F. Gordon Bitter
                                              Vice President

                   Molten Metal Technology Insurance Schedule
                                   Exhibit A

===============================================================================================================================
CARRIER NAME & ADDRESS                            TYPE                                    BROKER                  LIMITS

===============================================================================================================================
Commerce & Industry Insurance Co.           General Liability                               Aon                   $1,000,000
70 Pine Street                              Automobile Liability                            Aon                   $1,000,000
New York, NY   10270                        Excess Liability - 1st layer                    Aon                  $20,000,000
                                                                                                               excess of $1M

New Hampshire Insurance Co.                 Workers Compensation                            Aon                    Statutory
70 Pine Street                              Workers Compensation - CA                       Aon                    Statutory
New York NY  10270                          Employers' Liability                            Aon                   $1,000,000


American International Specialty Lines      Pollution Liability - MA/TN                     Aon                   $3,000,000
   Insurance Co.                            Pollution Liability - TX                        Aon                   $1,000,000
70 Pine Street
New York NY  10270

Executive Risk Indemnity Company            Fidelity                                        Aon                     $500,000
P.O. Box 91394                              Fiduciary                                       Aon                   $2,000,000
Chicago, IL   60693

Executive Risk Indemnity Company            Directors & Officers Liability                  Aon                  $10,000,000
P.O. Box 91394
Chicago, IL   60693

CNA Insurance Companies                     Foreign Liability                               Aon                   $1,000,000
180 Maiden Lane
New York, NY  10038

Allendale Mutual Insurance Co.              Property                                        Aon                 $147,000,000
Allendale Park                                                                                                      Blanket
Johnston, RI  02919

American Nuclear Insurers                   Nuclear All Risk Property                       J&H/M&M              $45,000,000
Town Center                                 Nuclear Liability Facility Form - TN            J&H/M&M              $50,000,000
29 South Main Street                        Master Worker Certificate - TN                  J&H/M&M             $200,000,000
West Hartford, CT 06107                                                                                          Shared Agg.

=======================================================================================================================
CARRIER NAME & ADDRESS                          POLICY                 EXPIRATION         PREMIUM             PAID
                                                NUMBER                    DATE                                THRU
=======================================================================================================================
Commerce & Industry Insurance Co.              340-94-76                 12/3/98          $53,000           Current
70 Pine Street                                 766-56-11                 12/3/98           $3,540           Current
New York, NY   10270                           606-23-31                 12/3/98          $43,185           Current


New Hampshire Insurance Co.                   WC588-59-75                12/3/98         $111,250           Current
70 Pine Street                                WC588-59-77                12/3/98             $753           Current
New York NY  10270                            WC588-59-75                12/3/98          inclu.            Current
                                              and -77[CA]

American International Specialty Lines          8199951                  12/3/98          $28,342           Current
   Insurance Co.                                8199950                  12/3/98          $16,919           Current
70 Pine Street
New York NY  10270

Executive Risk Indemnity Company             751-118812-98                5/9/99           $6,000           Current
P.O. Box 91394                               751-118834-98                5/9/99           $6,000           Current
Chicago, IL   60693

Executive Risk Indemnity Company             751-091628-98               1/19/99         $350,000           Current
P.O. Box 91394
Chicago, IL   60693

CNA Insurance Companies                     PST 00 9648288                2/1/99           $2,000           Current
180 Maiden Lane
New York, NY  10038

Allendale Mutual Insurance Co.                   CC626                   12/2/99         $170,000           Current
Allendale Park
Johnston, RI  02919

American Nuclear Insurers                        98262                    1/1/99          $97,500           Current
Town Center                                     NF-0338                 12/31/98         $124,215           Current
29 South Main Street                            NW-0235                 12/31/98             $550      Not yet invoiced
West Hartford, CT 06107

                   Molten Metal Technology Insurance Schedule
                                   Exhibit A

================================================================================================================================
CARRIER NAME & ADDRESS                            TYPE                                    BROKER                  LIMITS

================================================================================================================================
                                            Nuclear Supplier's & Transp.                  J&H/M&M               $15,000,000
                                            Nuclear Liability Facility Form - SC          J&H/M&M               $10,000,000
                                            Nuclear Foreign Supplier's & Transp.          J&H/M&M               $10,000,000
                                            Master Worker Certificate - SC                J&H/M&M              $200,000,000
                                                                                                                Shared Agg.
                                            Nuclear Facility Liability - Comm. Park       J&H/M&M               $10,000,000
                                            Master Worker Certificate - Comm. Park        J&H/M&M              $200,000,000
                                                                                                                Shared Agg.

American International Specialty            Pollution Legal and Closure/Post Closure      J&H/M&M               $3,000,000
   Lines Ins. Co.                                                                                              Pollution Legal
Harborside Financial Center                                                                                     $3,400,000
401 Plaza 3                                                                                                    Closure
Jersey City, NJ   07311

==============================================================================================================
CARRIER NAME & ADDRESS                 POLICY                 EXPIRATION         PREMIUM             PAID
                                       NUMBER                    DATE                                THRU
==============================================================================================================
                                      NS-0539                 12/31/98           $8,670            Current
                                      NF-0329                 12/31/98          $13,590            Current
                                        TBD                   12/31/98              TBD      Based on Foreign Sales
                                      NW-0237                 12/31/98             $550        Not yet invoiced

                                      NF-0337                 12/31/98          $39,568             Current
                                      NW-0234                 12/31/98             $550         Not yet invoiced


American International Specialty      8183013                 10/15/00          $94,400              Current
   Lines Ins. Co.                                             Poll. Legal
Harborside Financial Center                                   12/7/00          $425,000              Current
401 Plaza 3                                                   Closure
Jersey City, NJ   07311

Note: The premium for the Pollution Legal/Closure policy (AISLIC no. 8183013) is billed in 5 annual installments of $19,280 (Pollution Legal) and $85,000 (Closure). To date, the first three installments are paid in full. The remaining installments come due on the anniversary date. Thus, the remaining installments for 12/15/98 and 1999 for Pollution and for 1/4/99 and 2000 for Closure, are unbilled and unpaid.

                   Molten Metal Technology Insurance Schedule
                                   Exhibit A

====================================================================================================================================
  CARRIER NAME & ADDRESS                      TYPE                               CO        LIMITS  EXPIRATION  PREMIUM        PAID
                                                                               ENTITY                DATE                     THRU
====================================================================================================================================
Blue Cross & Blue Shield of RI      Full Coverage Medical                        MMT               4/1-4/30/98 $10,622       Current
PO Box 1057
Providence, RI
02901-1057

Delta Dental Plan                   Self Funded Dental                           MMT               4/1-4/30/98    None       Current
PO Box 5-0198                                                                                                                Current
Woburn, MA 01815-0198                                                                                                        Current

Fortis Benefits Insurance Co.       Employee Funded-Supplemental Life            MMT               4/1-4/30/98   $1,968      Current
PO Box 27-644-1
Kansas City, MO 64180-0644

Fortis Benefits Insurance Co.       Employee Funded-Supplemental Life            MMT TN            4/1-4/30/98   $1,185      Current
PO Box 27-644-1
Kansas City, MO 64180-0644

Fortis Self Funded Admin Services   Medical Stop Loss and Life Insurance         MMT               4/1-4/30/98  $10,960      Current
10159 Wayzata Boulevard             Premiums
Minnetonka, MN 55305

Fortis Self Funded Admin Services   Medical Stop Loss and Life Insurance         MMT TN            4/1-4/30/98   $8,231      Current
10159 Wayzata Boulevard             Premiums
Minnetonka, MN 55305

Fortis Self Funded Admin Services   Self Funded Medical Claims                   MMT &             4/1-4/30/98  $50,000      Current
10159 Wayzata Boulevard                                                          MMT TN
Minnetonka, MN 55305

                   Molten Metal Technology Insurance Schedule
                                   Exhibit A

====================================================================================================================================
  CARRIER NAME & ADDRESS                      TYPE                               CO        LIMITS  EXPIRATION  PREMIUM        PAID
                                                                               ENTITY                DATE                     THRU
====================================================================================================================================
UNUM Life Insurance                 Employee Funded Long Term Disability       MMT                 4/1-4/30/98 $1,951        Current
PO Box 7777-W0050
Philadelphia, PA
19175-0050

UNUM Life Insurance                 Short Term Disability                      MMT                 4/1-4/30/98 $2,110        Current
2211 Congress Street
Portland, ME 04122